SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                November 30, 2000


                               Monarch Services, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                  Maryland               0-8512              52-1073628
              ---------------          -----------         -----------------
              (State or other          (Commission         (IRS Employer
              jurisdiction of          File Number)        Identification No.)
              incorporation)


                4517 Harford Road, Baltimore, Maryland      21214
              ----------------------------------------     ---------
              (Address of principal executive office)      (Zip Code)


       Registrant's telephone number, including area code, (410) 254-9200

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ITEM 5.  OTHER EVENTS.

     On November 30, 2000, the Company completed its merger into its former wholly-owned subsidiary, Monarch Services, Inc., a Maryland corporation and, accordingly, the Company is now a Maryland corporation. The Company's new charter and bylaws are filed herewith as Exhibits 3A.1 and 3B.1, respectively.

     On December 11, 2000, the Company elected by resolution of its Board of Directors to become subject to all the provisions of Subtitle 8 of Title 3 of the Maryland General Corporation Law as more particularly set forth in the Articles Supplementary filed herewith as Exhibit 3A.2.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit 3A.1   Articles of Incorporation

Exhibit 3A.2   Articles Supplementary

Exhibit 3B.1   Bylaws


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MONARCH SERVICES, INC.


Date:  December 27, 2000                By: /S/ Jackson Y. Dott
                                        -----------------------
                                            President

                                  Exhibit Index


Exhibit Number      Description                             Page

3A.1                Articles of Incorporation

3A.2                Articles Supplementary

3B.1                Bylaws


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